SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 16, 2013

H. J. HEINZ COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	1-3385	25-0542520
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

412-456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 14, 2012, H. J. Heinz Company (the “Company”) filed a Current Report on Form 8-K under Item 5.02 to announce the election of Mr. Franck J. Moison as an independent director of the Board of Directors of the Company (the “Board”) effective January 1, 2013, to fill the new position authorized by the Board.  At the time of that filing, Mr. Moison’s committee appointments had not yet been determined by the Board.

The Company is filing this Current Report on Form 8-K/A to disclose that, on January 16, 2013, the Board appointed Mr. Moison to the Corporate Social Responsibility Committee and the Audit Committee, effective January 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H. J. HEINZ COMPANY

By:	/s/ Theodore N. Bobby
Theodore N. Bobby Executive Vice President, General Counsel & Corporate Secretary

Dated:  January 16, 2013